                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement             [ ]  Confidential, for Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      240.14a-11(c) or 240.14a-12

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                     INFLATION PROTECTED SECURITIES FUND 2
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 9, 2005
                            ------------------------

To the Shareholders of
WESTERN ASSET/CLAYMORE U.S. TREASURY
INFLATION PROTECTED SECURITIES FUND 2

     The Annual Meeting of Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund") will be held at 2455 Corporate West Drive, Lisle, Illinois, on Monday, May 9, 2005 at 11:30 a.m., Central time, for the following purposes:

          (1) Electing two Trustees, each to hold office for the term indicated; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 15, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                          By Order of the Board of Trustees

                                          Heidemarie Gregoriev, Secretary

Pasadena, California
March 31, 2005

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                     INFLATION PROTECTED SECURITIES FUND 2
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the first annual meeting of shareholders of the Fund, to be held on May 9, 2005 at 11:30 a.m., Central time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, shareholders will be asked to consider the election of Nicholas Dalmaso and Michael Larson to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 4, 2005.

     The Board of Trustees has fixed the close of business on March 15, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on that date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value ("Common Shares"), and 16,400 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund. As of the close of business on March 15, 2005, no person owned of record or, to the knowledge of the Fund, owned beneficially more than five percent (5%) of the outstanding Shares of either class, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,161,833 Common Shares (representing approximately 99% of the outstanding Common Shares) and all 16,400 outstanding Preferred Shares. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     Shareholders of the Fund as of the close of business on March 15, 2005 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Holders of the Preferred Shares ("Preferred Shareholders") and holders of Common Shares ("Common Shareholders") will vote as a single class on the election of Messrs. Dalmaso and Larson. Common Shareholders and Preferred Shareholders will vote as a single class on any other matter properly brought before the Annual Meeting (except as otherwise required by the Fund's Agreement and Declaration of Trust (the "Declaration of Trust") and Bylaws and applicable law). Thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting.

     Election of each of Mr. Dalmaso and Mr. Larson to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Shares entitled to vote on the election of Trustees and present in person or represented by proxy at the Annual Meeting.

     Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services (formerly, Georgeson Shareholder Communications, Inc.) ("CFS"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $2,000. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     Randolph L. Kohn, Gregory B. McShea, Heidemarie Gregoriev and Richard C. Sarhaddi, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Messrs. Kohn, McShea and Sarhaddi and Ms. Gregoriev are each officers of the Fund, and Mr. Kohn is also a Trustee of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Board of Trustees' nominees listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In matters other than the election of Trustees, except where a different vote is required by any provision of law or the Fund's Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting shall decide any question.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Common Shares: Class I, whose initial term will expire at the Annual Meeting; Class II, whose initial term will expire at the Fund's 2006 annual meeting of shareholders; and Class III, whose initial term will expire at the Fund's 2007 annual meeting of shareholders. At each annual meeting beginning with the Annual Meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term.

     The following table sets forth the nominees who will stand for election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:

NOMINEE                                             CLASS    EXPIRATION OF TERM IF ELECTED*
-------                                            -------   ------------------------------
Nicholas Dalmaso.................................  Class I        2008 Annual Meeting
Michael Larson...................................  Class I        2008 Annual Meeting

---------------

* A Trustee shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under the Fund's classified Board structure, ordinarily only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" measure, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of Messrs. Dalmaso and Larson. Each of the nominees has agreed to serve if elected at the Annual Meeting. If either nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees and nominees is set forth below. The address of each Trustee and nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Messrs. Dalmaso and Larson are nominees for election at the Annual Meeting.

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS                     SHARES OF
                                                                                        IN FUND                        THE FUND
                                                                                        COMPLEX*         OTHER       BENEFICIALLY
                                        TERM OF OFFICE                                  OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING   BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND    TIME SERVED          THE PAST 5 YEARS         OR NOMINEE     OR NOMINEE         2005
------------           --------------   --------------  -----------------------------  ----------   ---------------  ------------
Peter Erichsen         Trustee and      Term expires    Vice President, General            2                              250
Born in 1956           Chairman of      in 2006;        Counsel and Secretary of the
                       the              served since    J. Paul Getty Trust
                       Trustees(1)(2)   January 2004    (2001-present); Governor of
                                                        the Philadelphia Stock
                                                        Exchange (1999-present);
                                                        Chairman of the Philadelphia
                                                        Stock Exchange's Audit
                                                        Committee (1999-present).
                                                        Formerly: Vice President and
                                                        General Counsel of the
                                                        University of Pennsylvania
                                                        (1997-2001).
Michael Larson         Trustee and      Term expires    Chief Investment Officer for       2        Pan American            0
Born in 1959           Nominee(1)(2)    at the Annual   William H. Gates III                        Silver Corp.
                                        Meeting;        (1994-present). Formerly:                   (silver mining,
                                        served since    Senior Partner, Fixed Income                development and
                                        September 2004  of Harris Investment                        exploration
                                                        Management (1993); Chief                    company)
                                                        Fixed Income Officer of                     (1999-present)
                                                        Commonwealth Investment
                                                        Counsel (1992); Senior
                                                        Portfolio Manager of Putnam
                                                        Management Company (1989-
                                                        1992); Director of ARCO
                                                        Investment Management Company
                                                        (1980-1989).

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS                     SHARES OF
                                                                                        IN FUND                        THE FUND
                                                                                        COMPLEX*         OTHER       BENEFICIALLY
                                        TERM OF OFFICE                                  OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING   BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND    TIME SERVED          THE PAST 5 YEARS         OR NOMINEE     OR NOMINEE         2005
------------           --------------   --------------  -----------------------------  ----------   ---------------  ------------
Ronald A. Nyberg Born  Trustee(1)(2)    Term expires    Principal of Ronald A.             7        Trustee of MBIA       530
in 1953                                 in 2006;        Nyberg, Ltd., a law firm                    Capital/Claymore
                                        served since    specializing in corporate                   Managed
                                        January 2004    law, estate planning and                    Duration
                                                        business transactions (2000-                Investment
                                                        present). Formerly: Executive               Grade Municipal
                                                        Vice President, General                     Fund
                                                        Counsel and Corporate                       (2003-present);
                                                        Secretary of Van Kampen                     Trustee of
                                                        Investments, an investment                  Advent Claymore
                                                        advisory firm (1982-1999).                  Convertible
                                                                                                    Securities &
                                                                                                    Income Fund
                                                                                                    (2003-present).
Ronald E. Toupin, Jr.  Trustee(1)(2)    Term expires    Formerly: Vice President,          7        Trustee of MBIA         0
Born in 1958                            in 2007;        Manager and Portfolio Manager               Capital/Claymore
                                        served since    of Nuveen Asset Management,                 Managed
                                        January 2004    an investment advisory firm                 Duration
                                                        (1998-1999); Vice President                 Investment
                                                        and Portfolio Manager of                    Grade Municipal
                                                        Nuveen Investment Advisory                  Fund
                                                        Corporation, an investment                  (2003-present);
                                                        advisory firm (1992-1999);                  Trustee of
                                                        Vice President and Manager of               Advent Claymore
                                                        Nuveen Unit Investment Trusts               Convertible
                                                        (1991-1998); Assistant Vice                 Securities &
                                                        President and Portfolio                     Income Fund
                                                        Manager of Nuveen Unit Trusts               (2003-present).
                                                        (1988-1990) and John Nuveen &
                                                        Company, Inc. (1982-1999).

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS                     SHARES OF
                                                                                        IN FUND                        THE FUND
                                                                                        COMPLEX*         OTHER       BENEFICIALLY
                                        TERM OF OFFICE                                  OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING   BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND    TIME SERVED          THE PAST 5 YEARS         OR NOMINEE     OR NOMINEE         2005
------------           --------------   --------------  -----------------------------  ----------   ---------------  ------------
                                                       Interested Trustees

Nicholas Dalmaso Born  Trustee and      Term expires    Senior Managing Director and       7        Trustee of MBIA         0
in 1965(3)             Nominee          at the Annual   General Counsel of Claymore                 Capital/
                                        Meeting;        Securities, Inc.                            Claymore
                                        served since    (2001-present) and Claymore                 Managed
                                        January 2004    Advisors, LLC (2003-present);               Duration
                                                        Manager of Claymore Fund                    Investment
                                                        Management Company LLC                      Grade Municipal
                                                        (2002-present); Chief                       Fund
                                                        Executive Officer, Chief                    (2003-present);
                                                        Legal Officer and Chief                     Director of
                                                        Compliance Officer to funds                 Flaherty &
                                                        in the Claymore Advisors, LLC               Claymore
                                                        fund complex. Formerly:                     Preferred
                                                        Assistant General Counsel of                Securities
                                                        John Nuveen and Company, Inc.               Income Fund
                                                        (1999-2001); Vice President                 (2002-present);
                                                        and Associate General Counsel               Trustee of
                                                        of Van Kampen Investments                   Advent Claymore
                                                        (1992-1999).                                Convertible
                                                                                                    Securities &
                                                                                                    Income Fund
                                                                                                    (2003-present);
                                                                                                    Trustee of
                                                                                                    Flaherty &
                                                                                                    Crumrine/
                                                                                                    Claymore Total
                                                                                                    Return Fund,
                                                                                                    Inc. (2003-
                                                                                                    present).

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS                     SHARES OF
                                                                                        IN FUND                        THE FUND
                                                                                        COMPLEX*         OTHER       BENEFICIALLY
                                        TERM OF OFFICE                                  OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING   BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND AGE           HELD WITH FUND    TIME SERVED          THE PAST 5 YEARS         OR NOMINEE     OR NOMINEE         2005
------------           --------------   --------------  -----------------------------  ----------   ---------------  ------------
Randolph L. Kohn Born  Trustee and      Term expires    President of Western Asset/        2                            1,000
in 1947(4)             President        in 2007;        Claymore U.S. Treasury
                                        served since    Inflation Protected
                                        January 2004    Securities Fund (2003-
                                                        present), a closed-end fund.
                                                        Formerly: Director, Global
                                                        Client Services and Marketing
                                                        of Western Asset Management
                                                        Company (1984-2002); Director
                                                        (1996-2001) and Chairman
                                                        (2000-2001) of Arroyo Seco,
                                                        Inc.; Director of Marketing
                                                        of American Express Asset
                                                        Management (1982-1984);
                                                        Director of Marketing of
                                                        First Asset Management
                                                        (1979-1982); Marketing
                                                        Executive of Kemper Financial
                                                        Services (1975-1979).

---------------

(1) Member of the Audit Committee of the Board of Trustees.

(2) Member of the Governance and Nominating Committee of the Board of Trustees.

(3) Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his position as an officer of Claymore Advisors, LLC (the "Investment Adviser"), the Fund's investment adviser, and his ownership interest in Claymore Group, LLC, the parent company of that entity.

(4) Mr. Kohn is an "interested person" (as defined above) of the Fund because of his position as President of the Fund and his ownership of shares of common stock of Legg Mason, Inc., the parent company of the Fund's subadviser, Western Asset Management Company (the "Investment Manager").

 * Each Trustee also serves as a Trustee of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Manager serves as investment adviser to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund. Messrs. Nyberg, Toupin and Dalmaso also serve as Trustees of Dreman/Claymore Dividend & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call Fund, Fiduciary/Claymore MLP Opportunity Fund and Advent/Claymore Enhanced Growth & Income Fund, each of which is a closed-end investment company that is considered part of the same Fund Complex as the Fund because the Investment Adviser serves as investment adviser to those funds.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2005 by each Trustee and nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same "family of investment companies."

                                                                               AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL FUNDS OVERSEEN OR TO
                                                                               BE OVERSEEN BY TRUSTEE
                                                                                OR NOMINEE IN FAMILY
                                                     DOLLAR RANGE OF EQUITY        OF INVESTMENT
NAME OF NOMINEE                                      SECURITIES IN THE FUND          COMPANIES
---------------                                      ----------------------   ------------------------
Peter C. Erichsen..................................     $1 - $10,000              $1 - $10,000
Michael Larson.....................................         None                      None
Ronald A. Nyberg...................................     $1 - $10,000           $10,001 - $50,000
Ronald E. Toupin...................................         None                      None
                                         Interested Trustees
Nicholas Dalmaso...................................         None                      None
Randolph L. Kohn...................................   $10,001 - $50,000        $10,001 - $50,000

     As of March 1, 2005, all Trustees, nominees for Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares of the Fund on such date.

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Manager, consisting of Messrs. Erichsen, Larson, Nyberg and Toupin. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit and approves services proposed to be performed by those accountants on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Investment Manager and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A hereto.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 ("SAS 61"). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountants' independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

                                          Ronald E. Toupin (Chairman)
                                          Peter C. Erichsen
                                          Michael Larson
                                          Ronald A. Nyberg

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Manager, consisting of Messrs. Erichsen, Larson, Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which is included as Appendix B to this Proxy Statement. The Fund does not currently maintain a website on which the charter is made available.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering

Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser, Investment Manager, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter (see Appendix B to this Proxy Statement). The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

     Meetings. During 2004, the Board of Trustees held five meetings, the Audit Committee held four meetings and the Governance and Nominating Committee held two meetings. Each Trustee attended each of the meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund's policies require the Trustees to attend the Fund's annual shareholder meetings.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at the Investment Adviser, 2455 Corporate West Drive, Lisle, Illinois 60532. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

     Trustee Compensation. Trustees of the Fund who are affiliated persons of the Fund, the Investment Adviser, or the Investment Manager receive no salary or fees from the Fund. Effective February 2005, each other Trustee of the Fund receives a fee of $15,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the

Board of Trustees receives an additional $2,000 per year for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $1,500 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

     It is estimated that the current Trustees will receive the amounts set forth in the following table for their services as Trustees during the fiscal year ending December 31, 2005. For the calendar year ended December 31, 2004, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of other funds in the same "Fund Complex."

                                                   PENSION OR                           TOTAL COMPENSATION
                               AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM THE FUND AND
                           COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON      ITS FUND COMPLEX
NAME OF PERSON                THE FUND(1)        FUND'S EXPENSES        RETIREMENT      PAID TO TRUSTEES(2)
--------------             -----------------   -------------------   ----------------   -------------------
Peter C. Erichsen........       $18,000                $0                   $0                $37,500
Michael Larson...........       $ 7,000                $0                   $0                $23,000
Ronald A. Nyberg.........       $16,500                $0                   $0                $82,250
Ronald E. Toupin.........       $18,000                $0                   $0                $85,250
                                                         Interested Trustees
Nicholas Dalmaso.........            $0                $0                   $0                     $0
Randolph Kohn............            $0                $0                   $0                     $0

---------------

(1) Since the Fund has not completed a full fiscal year, compensation is estimated based upon future payments expected to be made by the Fund during the fiscal year ending December 31, 2005.

(2) Includes amounts actually received in 2004 from the Fund. As described above, Messrs. Nyberg and Toupin serve as trustees to seven funds in the Fund Complex.

     During 2004, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, the Investment Manager or their respective affiliates.

     Required Vote. Election of each of Mr. Dalmaso and Mr. Larson to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Shares entitled to vote on the election of Trustees and present in person or represented by proxy at the Annual Meeting. The Trustees unanimously recommend that shareholders vote to elect Messrs. Dalmaso and Larson to the Board of Trustees.

                 INFORMATION CONCERNING THE INVESTMENT ADVISER,
                 THE INVESTMENT MANAGER AND THE FUND'S OFFICERS

     The Investment Adviser is a subsidiary of Claymore Group, LLC, a privately-held financial services company. The address of Claymore Group, LLC and the Investment Adviser is 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Manager is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Manager's address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Manager, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, serves as the Fund's administrator.

     Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE              WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
------------          -----------------  -------------------  -----------------------  --------------
Randolph L. Kohn      Trustee and        Served since         See "Election of             1,000
Born in 1947          President          January 2004         Trustees" on page 6
                                                              above.
Gregory B. McShea     Vice President     Served since         General Counsel of               0
Born in 1965                             January 2004         Western Asset
                                                              Management Company
                                                              (2003-present); Vice
                                                              President of Western
                                                              Asset/Claymore U.S.
                                                              Treasury Inflation
                                                              Protected Securities
                                                              Fund (2003-present).
                                                              Formerly: Associate
                                                              General Counsel and
                                                              Compliance

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE              WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
------------          -----------------  -------------------  -----------------------  --------------
                                                              Director, Private
                                                              Client Group of Legg
                                                              Mason Wood Walker,
                                                              Incorporated, a
                                                              brokerage firm ("LMWW")
                                                              (1997-2003).
Marie K. Karpinski    Treasurer and      Served since         Vice President of LMWW           0
Born in 1949          Principal          January 2004         (1992- present); Vice
                      Financial and                           President and Treasurer
100 Light Street      Accounting                              of all Legg Mason
Baltimore, MD 21202   Officer                                 retail funds, open-end
                                                              investment companies
                                                              (1986-present); Vice
                                                              President and Treasurer
                                                              of Legg Mason Charles
                                                              Street Trust, Inc., an
                                                              open-end investment
                                                              company (1998-
                                                              present); Treasurer and
                                                              Principal Financial and
                                                              Accounting Officer of
                                                              Pacific American Income
                                                              Shares, Inc.
                                                              (closed-end investment
                                                              company) (2001-
                                                              present), Western Asset
                                                              Funds, Inc.

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE              WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
------------          -----------------  -------------------  -----------------------  --------------
                                                              (1990-present), Western
                                                              Asset Premier Bond Fund
                                                              (2001-present), and
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund (2003-present).
                                                              Formerly: Assistant
                                                              Treasurer of Pacific
                                                              American Income Shares,
                                                              Inc. (1988-2001).
Steven M. Hill        Assistant          Served since May     Managing Director of             0
Born in 1964          Treasurer          2004                 Claymore Advisors, LLC
                                                              and Claymore
2455 Corporate                                                Securities, Inc.
West Drive                                                    (2003-present); Chief
Lisle, IL 60532                                               Financial Officer and
                                                              Treasurer or Assistant
                                                              Treasurer of all
                                                              closed-end investment
                                                              companies in the
                                                              Claymore Advisors, LLC
                                                              fund complex
                                                              (2004-present).
                                                              Formerly, Treasurer of
                                                              Henderson Global Funds
                                                              and Operations Manager
                                                              for

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE              WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
------------          -----------------  -------------------  -----------------------  --------------
                                                              Henderson Global
                                                              Investors (North
                                                              America) Inc.
                                                              (2002-2003); Managing
                                                              Director of FrontPoint
                                                              Partners LLC
                                                              (2001-2002); Vice
                                                              President of Nuveen
                                                              Investments (1999-
                                                              2001); Chief Financial
                                                              Officer of Skyline
                                                              Asset Management LP
                                                              (1999); Vice President
                                                              of Van Kampen
                                                              Investments and
                                                              Assistant Treasurer of
                                                              Van Kampen mutual funds
                                                              (1989-1999).
Erin K. Morris        Assistant          Served since         Assistant Vice                   0
Born in 1966          Treasurer          January 2004         President of LMWW
                                                              (2002- present);
100 Light Street                                              Assistant Treasurer of
Baltimore, MD 21202                                           Legg Mason Income
                                                              Trust, Inc., Legg Mason
                                                              Cash Reserve Trust,
                                                              Legg Mason Tax Exempt
                                                              Trust, Inc. (open-end
                                                              investment

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE              WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
------------          -----------------  -------------------  -----------------------  --------------
                                                              companies), Legg Mason
                                                              Tax-Free Income Fund,
                                                              Pacific American Income
                                                              Shares, Inc., Western
                                                              Asset Funds, Inc.,
                                                              Western Asset Premier
                                                              Bond Fund
                                                              (2001-present), and
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund (2003-present);
                                                              Manager, Fund
                                                              Accounting, LMWW (2000-
                                                              present). Formerly:
                                                              Assistant Manager, Fund
                                                              Accounting of LMWW
                                                              (1993-2000).
Amy M. Olmert         Chief Compliance   Served since         Senior Vice President            0
Born in 1963          Officer            September 2004       of Legg Mason, Inc.
                                                              (2004- present); Vice
100 Light Street                                              President and Chief
Baltimore, MD 21202                                           Compliance Officer of
                                                              all Legg Mason retail
                                                              open-end investment
                                                              companies (2004-
                                                              present); Vice
                                                              President and Chief

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE              WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
------------          -----------------  -------------------  -----------------------  --------------
                                                              Compliance Officer of
                                                              Legg Mason Charles
                                                              Street Trust, Inc., an
                                                              open-end investment
                                                              company (2004-
                                                              present); Chief
                                                              Compliance Officer of
                                                              Western Asset Funds,
                                                              Inc., Western Asset
                                                              Premier Bond Fund,
                                                              Pacific American Income
                                                              Shares, Inc. and
                                                              Western Asset/Claymore
                                                              U.S. Treasury Inflation
                                                              Protected Securities
                                                              Fund (2004-present).
                                                              Formerly, Director
                                                              (2000-2003) and
                                                              Managing Director
                                                              (2003-2004) of Deutsche
                                                              Asset Management.
Heidemarie Gregoriev  Secretary          Served since May     Vice President and               0
Born in 1971                             2004                 Assistant General
                                                              Counsel of Claymore
2455 Corporate                                                Advisors, LLC and
West Drive                                                    Claymore Securities,
Lisle, IL 60532                                               Inc. (2004-present);
                                                              Secretary of all

                                                                                       SHARES OF THE
                                                                                            FUND
                                           TERM OF OFFICE                               BENEFICIALLY
                      POSITION(S) HELD       AND LENGTH       PRINCIPAL OCCUPATION(S)     OWNED ON
NAME AND AGE              WITH FUND       OF TIME SERVED(1)   DURING THE PAST 5 YEARS  MARCH 1, 2005
------------          -----------------  -------------------  -----------------------  --------------
                                                              closed-end investment
                                                              companies in the
                                                              Claymore Advisors, LLC
                                                              fund complex
                                                              (2004-present).
                                                              Previously, Legal
                                                              Counsel of Henderson
                                                              Global Investors (North
                                                              America) Inc. and
                                                              Assistant Secretary
                                                              (2001-2004) and Chief
                                                              Legal Officer
                                                              (2003-2004) of
                                                              Henderson Global Funds;
                                                              Attorney at Gardner,
                                                              Carton & Douglas (1997-
                                                              2001).
Richard C. Sarhaddi   Assistant          Served since May     Assistant Vice                   0
Born in 1974          Secretary          2004                 President and Attorney
                                                              of Claymore Advisors,
2455 Corporate                                                LLC and Claymore
West Drive                                                    Securities, Inc., and
Lisle, IL 60532                                               Assistant Secretary of
                                                              all closed-end
                                                              investment companies in
                                                              the Claymore Advisors,
                                                              LLC fund complex
                                                              (2004-present).
                                                              Formerly, Editor at CCH
                                                              Incorporated
                                                              (2003-2004).

---------------

(1) Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                 SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2006 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting must be delivered to the Secretary of the Fund not less than 120 days prior to April 4, 2006.

     Shareholders who wish to make a proposal at the 2006 Annual
Meeting -- other than one that will be included in the Fund's proxy materials -- should notify the Fund not less than 45 days prior to April 4, 2006.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2006 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no earlier than 60 days prior to April 4, 2006 and no later than 45 days prior to April 4, 2006.

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Fund's officers and Trustees, the Investment Adviser, the Investment Manager, certain affiliates of the Investment Adviser and Investment Manager, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2004, all such filing requirements were met, with the exception that, due to an administrative oversight, Mr. Erichsen and James Hirschmann, an officer of the Investment Adviser, each made one late filing on Form 4 with respect to previously unreported purchases of Common Shares.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2004 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 or you may call 866-233-4001.

                            INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent public accountants of the Fund for the fiscal year ending December 31, 2005, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

     The following table presents fees billed in the Fund's initial fiscal year (February 27, 2004 to December 31, 2004) for services rendered to the Fund by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED    AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------    ----------   ------------------   --------   --------------
December 31,          $72,300          $16,400           $900           $0
  2004............

     "Audit Fees" represents fees billed for the Fund's initial fiscal year for professional services rendered for the audit of the Fund's seed financial statements and annual financial statements for that fiscal year and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

     "Audit Related Fees" represents fees billed for the Fund's initial fiscal year for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for that year, including a review of rating agency compliance testing for the Fund's Preferred Shares.

     "Tax Fees" represents fees billed for the Fund's initial fiscal year for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the Fund's initial fiscal year.

     For the Fund's initial fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP did not bill any non-audit fees to the Fund, the Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in October 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser, the Investment Manager and any entity controlling, controlled by or under common control with the Investment Adviser or the Investment Manager that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax-Fees" and "Other Fees" set forth in the table above were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(c).

     PricewaterhouseCoopers LLP did not bill any fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's initial fiscal year.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since the Fund's inception to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Trustees

                                          Heidemarie Gregoriev, Secretary

March 31, 2005

                                                                      APPENDIX A

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                          PROTECTED SECURITIES FUND 2

                            AUDIT COMMITTEE CHARTER
                             AS OF JANUARY 20, 2004

     The Board of Trustees (the "Board") of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (each a "Fund" and, collectively, the "Funds") has adopted this Charter to govern the activities of the Audit Committee of the Board with respect to its oversight of each Fund. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

     The Audit Committee of the Board shall be comprised entirely of "independent" Trustees, as such term is interpreted for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the "Exchange"). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

     The purposes of the Audit Committee shall be:

          (a) to assist with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors;

          (b) to oversee generally the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers;

          (c) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof;

          (d) to act as a liaison between the Fund's independent auditors and the full Board; and

          (e) to prepare the report required by applicable rules of the Securities and Exchange Commission to be included in the annual proxy statement of the Fund.

     To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

          (a) be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are provided by applicable law.

          (b) consider the independence of the Fund's independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

          (c) meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and the responses of Claymore Advisors, LLC and Western Asset Management Company (each a "Manager"), as applicable, thereto; and
     (iv) to review the form of opinion the auditors propose to render to the Board and the Fund's shareholders.

          (d) discuss with management and the independent auditors the Fund's annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (e) discuss with management the Fund's semi-annual financial statements, including, any narrative discussion by management concerning the Fund's financial condition and investment performance.

          (f) review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management's selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies;

     (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and
     (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund's financial statements.

          (g) consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

          (h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service.

          (i) establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

          (j) if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

          (k) obtain and review at least annually a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures and (ii) any material issues raised by the independent auditors' most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

          (l) review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

          (m) discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

          (n) discuss with management its guidelines and policies with respect to risk assessment and risk management.

          (o) review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund's financial policies and procedures or internal accounting controls.

          (p) report its activities to the full Board on a regular basis.

     The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

     The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

     At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Manager as circumstances warrant.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund's independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund's service providers or the Fund's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

     Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Manager(s) or the Fund's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Manager(s) to maintain appropriate systems for accounting and internal control; the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management's and the independent auditors' responsibility to determine that the Fund's financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of the Funds and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

     The performance of the Audit Committee shall be reviewed at least annually by the Board.

                                                                      APPENDIX B

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                          PROTECTED SECURITIES FUND 2

                  GOVERNANCE AND NOMINATING COMMITTEE CHARTER
                             AS OF JANUARY 20, 2004

PURPOSES AND ORGANIZATION

     The purpose of the Governance and Nominating Committee of the Board of Trustees (the "Board") of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 (each a "Fund") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of a Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").* The Committee shall have the following duties and powers:

          (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

          (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

          (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

---------------
* As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund's current Trustees, (ii) a Fund's officers, (iii) a Fund's investment adviser(s),
(iv) a Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Funds to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
                            (AS OF JANUARY 20, 2004)

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

          1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

          2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

          3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph
     (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination;
     (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 9, 2005.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

                                   DETACH HERE
--------------------------------------------------------------------------------

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2
                                  COMMON SHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 9, 2005

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
      TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED
                                SECURITIES FUND 2

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea, Heidemarie Gregoriev and Richard C. Sarhaddi and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 9, 2005, at 11:30 a.m., Central time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES
FUND 2

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694




                                   DETACH HERE

[X]  Please mark
     vote as in
     this example


WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES
FUND 2

1.   Election of Class I Trustees.

     (01) NICHOLAS DALMASO
     (02) MICHAEL LARSON

         FOR [ ]           [ ] WITHHELD
         ALL               FROM ALL
         NOMINEES          NOMINEES

         [ ] For both nominees except as noted above

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS I TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Please be sure to sign and date this Proxy.

Signature:                                   Date:
           ---------------------------------       -----------

Signature:                                   Date:
           ---------------------------------       -----------

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2


Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 9, 2005.

Thank you in advance for your prompt consideration of this matter.

Sincerely,



Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2


                                   DETACH HERE

                 WESTERN ASSET /CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2
                                PREFERRED SHARES
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 9, 2005

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
      TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED
                                SECURITIES FUND 2

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea, Heidemarie Gregoriev and Richard C. Sarhaddi, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 9, 2005, at 11:30 a.m., Central time, and at any adjournments thereof, and thereat to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES
FUND 2

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





                                   DETACH HERE

[X]  Please mark
     vote as in
     this example


WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES
FUND 2

1.   Election of Class I Trustees.

     (01) NICHOLAS DALMASO
     (02) MICHAEL LARSON

         FOR [ ]           [ ] WITHHELD
         ALL               FROM ALL
         NOMINEES          NOMINEES

         [ ] For both nominees except as noted above

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS I TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Please be sure to sign and date this Proxy.

Signature:                                   Date:
           ---------------------------------       -----------

Signature:                                   Date:
           ---------------------------------       -----------